EXHIBIT 8.1

List of Subsidiaries and Affiliated Entities

(As of March 31, 2017)

Subsidiaries (1)		Percentage Attributable to Our Company	Place of Incorporation
1.	CISG Holdings Ltd. (2)	100%	BVI
2.	Minkfair Insurance Management Limited (3)	100%	Hong Kong
3.	CNinsure Holdings Ltd. (4)	100%	BVI& Hong Kong
4.	Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd. (formerly known as CNinsure Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd.). (5)	100%	PRC
5.	Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd. (also known as CNinsure Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.) (5)	100%	PRC
6.	Fanhua Insurance Sales Service Group Company Limited (formerly known as CNinsure Insurance Sales Service Group Company Limited) (6)	100%	PRC
7.	Guangdong Meidiya Investment Co., Ltd. (7)	100%	PRC
8.	Litian Zhuoyue Software (Beijing) Co., Ltd. (7)	100%	PRC
9.	Beijing Fanlian Investment Co., Ltd. (8)	100%	PRC
10.	Guangzhou Zhongqi Enterprise Management Consulting Co., Ltd. (9)	100%	PRC
11.	Tibet Zhuli Investment Co. Ltd.(9)	100%	PRC
12.	Ying Si Kang Information Technology (Shenzhen) Co., Ltd. (10)	100%	PRC
13.	Sichuan Yihe Investment Co., Ltd.(11)	100%	PRC
14.	Fujian Fanhua Investment Co. Ltd. (formerly known as Fujian CNinsure Investment Co. Ltd.) (12)	100%	PRC
15.	InsCom Service Limited (3)	100%	CAI
16.	InsCom Management Limited(13)	100%	BVI
17.	InsCom Century Limited(14)	100%	HK
18.	Guangdong Ying Si Kang Information Technology Consulting Co., Ltd. (15)	100%	PRC
19.	InsCom Holdings Limited (3)	100%	BVI
20.	InsCom Group Limited(16)	100%	BVI
21.	InsCom HK Limited(17)	100%	Hong Kong
22.	Bao Si Kang Information Technology (Shenzhen) Co., Ltd.(18)	100%	PRC
23.	Shenzhen Xinbao Investment Management Co., Ltd. (19)	100%	PRC

Subsidiaries (1)		Percentage Attributable to Our Company	Place of Incorporation
Insurance Agencies
24.	Fanhua Times Insurance Sales & Service Co., Ltd. (formerly known as CNinsure Times Insurance Sales & Service Co., Ltd.) (7)	100%	PRC
25.	Fanhua Lianxing Insurance Sales Co., Ltd. (formerly known as CNinsure Lianxing Insurance Sales Co., Ltd.) (20)	100%	PRC
26.	Fanhua Century Insurance Co., Ltd. (formerly known as CNinsure Century Insurance Sales & Service Co., Ltd.) (21)	100%	PRC
27.	Hubei Fanhua Insurance Agency Co., Ltd. (formerly known as Hubei CNinsure Insurance Agency Co., Ltd.) (22)	100%	PRC
28.	Jiangsu Fanhua Lianchuang Insurance Agency Co., Ltd. (formerly known as Jiangsu CNinsure Lianchuang Insurance Agency Co., Ltd.) (22)	100%	PRC
29.	Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd. (formerly known as Zhejiang CNinsure Tongchuang Insurance Agency Co., Ltd.) (22)	100%	PRC
30.	Liaoning Fanhua Gena Insurance Agency Co., Ltd. (formerly known as Liaoning CNinsure Gena Insurance Agency Co., Ltd.) (22)	100%	PRC
31.	Shanghai Fanhua Guosheng Insurance Agency Co., Ltd. (formerly known as Shanghai CNinsure Guosheng Insurance Agency Co., Ltd.) (22)	100%	PRC
32.	Jiangxi Fanhua Insurance Agency Co., Ltd. (formerly known as Jiangxi CNinsure Insurance Agency Co., Ltd.) (22)	100%	PRC
33.	Jiangmen Fanhua Zhicheng Insurance Agency Co., Ltd. (formerly known as Jiangmen CNinsure Zhicheng Insurance Agency Co., Ltd.) (19)	100%	PRC
34.	Shenyang Fangda Insurance Agency Co., Ltd.(19)	100%	PRC
35.	Beijing Fanlian Insurance Agency Co., Ltd.(19)	100%	PRC
36.	Guangzhou Fanhua Yi’an Insurance Agency Co., Ltd. (formerly known as Guangzhou CNinsure Yi’an Insurance Agency Co., Ltd.) (19)	100%	PRC
37.	Dongguan Nanfeng Jiayu Insurance Agency Co., Ltd.(19)	100%	PRC
38.	Foshan Tuohua Insurance Agency Co., Ltd.(19)	100%	PRC
39.	Beijing Fanhua Insurance Agency Co., Ltd. (formerly known as Beijing CNinsure Insurance Agency Co., Ltd.)(19)	100%	PRC
40.	Beijing Fanhua Fumin Insurance Agency Co., Ltd. (formerly known as Beijing CNinsure Fumin Insurance Agency Co., Ltd.)(19)	100%	PRC
41.	Fujian Fanhua Guoxin Insurance Agency Co., Ltd. (formerly known as Fujian CNinsure Guoxin Insurance Agency Co., Ltd.) (19)	100%	PRC
42.	Hangzhou Fanhua Zhixin Insurance Agency Co., Ltd. (formerly known as Hangzhou CNinsure Zhixin Insurance Agency Co., Ltd.) (19)	100%	PRC
43.	Tianjin Fanhua Xianghe Insurance Agency Co., Ltd. (formerly known as Tianjin CNinsure Xianghe Insurance Agency Co., Ltd.) (19)	100%	PRC
44.	Changsha Lianyi Insurance Agency Co., Ltd.(19)	100%	PRC
45.	Henan Fanhua Anlian Insurance Agency Co., Ltd. (formerly known as Henan CNinsure Anlian Insurance Agency Co., Ltd.) (19)	100%	PRC
46.	Ninbo Baolian Insurance Agency Co., Ltd.(19)	100%	PRC
47.	Wenzhou Huilian Insurance Agency Co., Ltd. (19)	100%	PRC
48.	Nanjing Yukai Insurance Agency Co., Ltd. (19)	100%	PRC
49.	Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd. (formerly known as Guangdong CNinsure Nanfeng Insurance Agency Co., Ltd.) (19)	100%	PRC
50.	Shenzhen Fanhua Nanfeng Insurance Agency Co., Ltd. (formerly known as Shenzhen CNinsure Nanfeng Insurance Agency Co., Ltd.) (23)	100%	PRC
51.	Jiaxing Lianbao Insurance Agency Co., Ltd. (24)	100%	PRC
52.	Fujian Fanhua Xinheng Insurance Agency Co., Ltd. (formerly known as Fujian CNinsure Xinheng Insurance Agency Co., Ltd.) (12)	100%	PRC
53.	Hunan Fanhua Insurance Agency Co., Ltd. (formerly known as Hunan CNinsure Insurance Agency Co., Ltd.) (25)	55%	PRC
54.	Hebei Fanlian Insurance Agency Co., Ltd. (26)	87.5%	PRC

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Subsidiaries (1)		Percentage Attributable to Our Company	Place of Incorporation
Insurance Brokerage Firms
55.	Fanhua Bocheng Insurance Brokerage Co., Ltd. (formerly known as CNinsure Bocheng Insurance Brokerage Co., Ltd.)(7)	100%	PRC
56.	Fanhua Kafusi Insurance Brokerage Co., Ltd. (formerly known as CNinsure Kafusi Insurance Brokerage Co., Ltd.)(19)	100%	PRC

Insurance Claims Adjusting Firms
57.	Guangdong Fanhua Fangzhong Investment Management Co., Ltd. (formerly known as Guangdong CNinsure Fangzhong Investment Management Co., Ltd.) (27)	51%	PRC
58.	Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd. (formerly known as CNinsure Insurance Surveyors & Loss Adjustors Co., Ltd.) (28)	44.7%	PRC
59.	Shanghai Fanhua Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd. (formerly known as Shanghai CNinsure Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd.) (29)	44.7%	PRC
60.	Shenzhen Fanhua Training Co., Ltd. (formerly known as Shenzhen CNinsure Training Co., Ltd.)(29)	44.7%	PRC
61.	Shenzhen Fanhua Software Technology Co., Ltd. (formerly known as Shenzhen CNinsure Software Technology Co., Ltd.) (29)	44.7%	PRC
62.	Shenzhen Huazhong United Technology Co., Ltd. (30)	44.7%	PRC
63.	Guangzhou Suiyuan Insurance Surveyors & Loss Adjustors Co., Ltd. (7)	100%	PRC

Others
64.	Shenzhen InsCom E-commerce Co., Ltd.(31)	100%	PRC
65.	Shenzhen Dianlian Information Technology Co., Ltd. (32)	100%	PRC
66.	Shenzhen Qunabao Information Technology Co., Ltd. (7)	100%	PRC
67.	Shenzhen Bangbang Auto Services Co., Ltd. (7)	100%	PRC
68.	Guangdong Fanhua Bluecross Health Management Co., Ltd (formerly known as Guangdong CNinsure Bluecross Health Management Co., Ltd.)(22)	100%	PRC

Affiliated Entities
1.	Fanhua Puyi Investment Management Co., Ltd. (formerly known as CNinsure Puyi Fund Sales Co., Ltd.)(33)	15.4%	PRC
2.	Sincere Fame International Limited(34)	20.6%	BVI
3.	Shenzhen Chetong Network Co., Ltd. (35)	8.9%	PRC
4.	Shanghai Teamhead Automobile Surveyors Co., Ltd. (36)	17.9%	PRC

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(1)	The official names of those companies registered in PRC are in Chinese. The English translation is for reference only.
(2)	100% of the equity interests in this company are held directly by Fanhua Inc.
(3)	100% of the equity interests in this company are held directly by CISG holdings Ltd.
(4)	100% of the equity interests in this company are held directly by Minkfair Insurance Management Limited.
(5)	100% of the equity interests in this company are held directly by CNinsure Holdings Ltd.
(6)	We beneficially own 100% equity interests in this Company, of which 7.2%, 10.8% and 82% of the equity interests in this company are held by Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd., Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd. and Tibet Zhuli Investment Co. Ltd., respectively.
(7)	100% of the equity interests in these companies are held directly by Fanhua Insurance Sales Service Group Company Limited.
(8)	100% of the equity interests in this company are held directly by Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.
(9)	100% of the equity interests in this company are held directly by Beijing Fanlian Investment Co., Ltd.
(10)	100% of the equity interests in this company are held directly by Litian Zhuoyue Software (Beijing) Co., Ltd.
(11)	We beneficially own 100% equity interests in this company, of which 39.14%, 40.86% and 20% of the equity interests in this company are held by Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd., Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd. and Fanhua Insurance Sales Group Company Limited, respectively.
(12)	We beneficially owned 100% of the equity interests in this company, of which 55% of the equity interests in this company are held directly by Meidiya Investment Co., Ltd. and and the remaining 45% by Sichuan Yihe Investment Co., Ltd.
(13)	100% of the equity interests in this company are held directly by Inscom Service Limited.
(14)	100% of the equity interests in this company are held directly by Inscom Management Limited.
(15)	100% of the equity interests in this company are held directly by InsCom Century Limited.
(16)	100% of the equity interests in this company are held directly by Inscom Holdings Limited.
(17)	100% of the equity interests in this company are held directly by Inscom Group Limited.
(18)	100% of the equity interests in this company are held directly by Inscom HK Limited.
(19)	100% of the equity interests in each of these companies are held directly by Fanhua Times Insurance Sales & Service Co., Ltd.

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(20)	We beneficially own 100% equity interest in this company, of which 99% of the equity interests are held directly by Fanhua Insurance Sales Service Group Company Limited and the remaining 1% by Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.
(21)	100% of the equity interests in this company are held directly by Shenzhen Xinbao Investment Management Co., Ltd.
(22)	100% of the equity interests in each of these companies are held directly by Fanhua Lianxing Insurance Sales Co., Ltd.
(23)	100% of the equity interests in this company are held directly by Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd.
(24)	We beneficially owned 100% of the equity interests in this company, of which 70% of the equity interests in this company are held directly by Fanhua Times Insurance Sales & Service Co., Ltd. and the remaining 30% by Meidiya Investment Co., Ltd.

(25)	55% of the equity interests in this company are held directly by Fanhua Lianxing Insurance Sales Co., Ltd.
(26)	87.5% of the equity interests in this company are held directly by Fanhua Times Insurance Sales & Service Co., Ltd.
(27)	51% of the equity interests in this company are held directly by Guangdong Meidiya Investment Co., Ltd.
(28)	44.7% of the equity interests in the company are held directly by Guangdong Meidiya Investment Co., Ltd.
(29)	100% of the equity interests in each of these companies are held directly by Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd., in which we beneficially own 44.7% of the equity interests.
(30)	100% of the equity interests in the company are held directly by Shenzhen Fanhua Software Technology Co., Ltd., in which we beneficially own 44.7% of the equity interests.
(31)	100% of the equity interests in this company are held directly by Fanhua Century Insurance Sales & Service Co., Ltd.
(32)	100% of the equity interests in this company are held directly by Tibet Zhuli Investment Co., Ltd.
(33)	15.4% of the equity interests in this company are held directly by Beijing Fanlian Investment Co., Ltd.
(34)	20.6% of the equity interests in this company are held directly by CISG Holdings Ltd.
(35)	We beneficially own 8.9% equity interests in this company. 19.9% of the equity interests in this company are held directly by Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd., in which we beneficially own 44.7% of the equity interests.
(36)	40% of the equity interests in this company are held directly by Shanghai Fanhua Teamhead Surveyors & Loss Adjustors Co., Ltd., in which we beneficially own 44.7% of the equity interests.

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